                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   January 27, 2003
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-26534                13-3671221
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

       On January 27, 2003, Vion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

              Exhibit 99.1 Press release dated January 27, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.



Date: January 27, 2003              By: /s/ Howard B. Johnson
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                                    Name: Howard B. Johnson
                                    Title: Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


       99.1 Press release dated January 27, 2003.





                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'